Exhibit 10.2

                                                     Transaction No. 1192-L01-01


                               GUARANTY AGREEMENT
                               (EMPRESS II VESSEL)


     This Guaranty Agreement (this "Guaranty"), made by ITG VEGAS, INC., a Nevada corporation ("ITG"), whose address for purposes hereof is One East 11th Street, Suite 500, Riviera Beach, Florida 33404, ITG PALM BEACH, LLC, a Delaware limited liability company ("ITGPB"), whose address for purposes hereof is One East 11th Street, Suite 500, Riviera Beach, Florida 33404, and INTERNATIONAL THOROUGHBRED BREEDERS, INC., a Delaware corporation ("ITB"), whose address for purposes hereof is 1105 North Market Street, Wilmington, Delaware 19899, (ITG, ITGPB and ITB are hereinafter individually and collectively referred to as, "Guarantor"), in favor of CRUISE HOLDINGS II, LLC, a Nevada limited liability company ("Lessor"), whose address for purposes hereof is 6171 McLeod Drive, Las Vegas, Nevada 89120-4048, is dated and shall be effective as of July 6, 2004.

                                 R E C I T A L S

     A. Lessor and PALM BEACH EMPRESS, INC., a Delaware corporation ("PBE"), whose address for purposes hereof is One East 11th Street, Suite 500, Riviera Beach, Florida 33404 are parties to that certain Assignment of Purchase and Sale Contract ("Contract") of even date herewith; and Lessor, PBE and PALM BEACH
MARITIME CORPORATION, formerly named MJQ CORPORATION, a Delaware corporation ("MJQ"), whose address for purposes hereof is One East 11th Street, Suite 500, Riviera Beach, Florida 33404, jointly and severally (PBE and MJQ are hereinafter collectively referred to as, the "Lessee") are parties to that certain Bareboat Charter ("Charter") of even date herewith and that certain Master Lease Agreement ("Master Lease Agreement") of even date herewith, as supplemented by any Lease Schedules as set forth therein (the Master Lease and any current or subsequently executed Lease Schedules are hereinafter collectively referred to as the "Lease") (the Contract, Charter and Lease are hereinafter collectively referred to as, the "Lease Documents"), wherein Lessor purchases and subsequently leases to Lessee and Lessee sells and subsequently leases from Lessor that certain Maritime Vessel named the Empress II (United States Official Number 998517) and general improvements as further described in the Lease (the "Vessel").

     B. In consideration of and as a condition and inducement to Lessor to enter into the Lease Documents with Lessee, Lessor has required that Guarantor execute and deliver to Lessor a guaranty of the Lease Documents in the form of this Guaranty.

     C. Capitalized terms not otherwise defined herein shall have the meaning given to them in the Lease, and Guarantor acknowledges that it fully understands the terms, provisions, covenants, conditions and obligations of Lessee under the Lease Documents.

     NOW, THEREFORE, incorporating the above Recitals by reference, and in consideration of, and as an inducement for, the execution and delivery to Lessee of the Lease Documents by Lessor, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Guarantor hereby agrees as follows:

     1. Obligations Guaranteed.

          1.1 Obligations. Guarantor hereby absolutely and unconditionally guarantees, without deduction by reason of setoff, defenses or counterclaim, to Lessor and its legal representatives, successors and assigns, and independently assumes liability to Lessor and its representatives, successors and, without any requirement whatsoever of resort by Lessor to any other party for (i) the payment of all Basic Rent and Additional Charges (as defined in the Lease) and any and all other payments, costs or expenses (including but not limited to indemnifications, interest charges and attorneys' fees), however designated, required to be paid by Lessee pursuant to the terms of the Lease Documents during the entire Term of the Lease, and (ii) the performance of each and every other term, provision, covenant, condition or obligation of Lessee under the Lease Documents in accordance with their respective terms (collectively, the payment and performance obligations set forth in (i) and (ii) above are hereafter called the "Obligations").

          1.2 Default. Upon any default or breach by Lessee of any of its duties or obligations under the Lease, Lessor may, but need not, at its sole option, proceed directly against Guarantor, without proceeding against Lessee or any other person or entity (as used herein, the phrase "any other person or entity" includes without limitation any other guarantor of the Obligations) and without foreclosing upon, selling or otherwise disposing of or collecting or applying any collateral or other property, real or personal, which Lessee may have theretofore delivered to Lessor as security for the payment and performance of the Obligations. Guarantor hereby waives the right to require Lessor to proceed against Lessee or any other person or entity, or to pursue any other remedy, and Guarantor further waives the right to have any other property of Lessee or any other person or entity first applied to the discharge of any of the Obligations.

     2. Nature of Guarantor's Liability; No Exoneration or Subrogation Until All Obligations Fully Satisfied.

          2.1 Guaranty Unconditional. The guaranty by Guarantor provided for in this Guaranty is an absolute and unconditional guaranty of payment and performance, and is not a guaranty of collection, regardless of (i) the absence of any action to enforce the same by Lessor, or (ii) Lessor's obtaining any judgment against Lessee or taking any action to enforce same. The liability of Guarantor under this Guaranty is independent of the obligations which are hereby guaranteed and of the liabilities of any other guarantors of the Obligations.

          2.2 Waiver of Formalities. Guarantor hereby fully waives all requirements, if any, of notice, demand for payment, diligence, filing of claims with a court in the event of the bankruptcy of Lessee, and all other notices of every kind or nature (including those of any action or inaction on the part of Lessee or Lessor or anyone else) in respect of the Obligations.

          2.3 Guarantor's Consent. Guarantor hereby consents to, and the liability of Guarantor under this Guaranty shall in no way be affected by, the following:

               (a) any and all future changes, modifications, amendments, alterations, renewals, extensions, assignments, subleases, charters, subcharters to or of the Lease Documents or the Vessel, including without limitation, any increases, reductions, releases or cancellations which may hereafter be made to, of or under the Lease Documents or of any of the Obligations (collectively, the "Modifications");

               (b) any and all alterations, impairments, suspensions, terminations and expirations (including, without limitation, all such as might result from the Modifications or from any action or inaction of the type described in paragraph (c) below) of the remedies or rights of Lessor against Lessee or any other person or entity in respect of any of the Obligations; and

               (c) any and all action or inaction on the part of Lessor (including, without limitation, election of remedies, amendment, substitution, surrender, release, forfeiture, enforcement, foreclosure and sale, under power of sale or otherwise), in its sole and unfettered discretion, in respect of any security (or any part thereof) now held or hereafter acquired by Lessor securing the performance of the Obligations or with respect to any other remedy.

               (d) The foregoing consent by Guarantor is knowingly given even though any rights or defenses which Guarantor may otherwise have, by subrogation, reimbursement, indemnification or otherwise, against Lessee, Lessor or others may be diminished, destroyed or otherwise adversely affected by any such alteration, action or inaction, all to the end that Guarantor shall not be exonerated, released or discharged from its absolute, unconditional and independent liability hereunder by any such alteration, Modification, impairment, suspension, termination, expiration, action or inaction.

          2.4 Further Waivers. Guarantor waives any right pursuant to any law, rule, arrangement or relationship now or hereafter existing, to require or compel Lessor to (a) proceed against Lessee or any other guarantor; (b) proceed against or exhaust any security for the Obligations; (c) pursue any other remedy in Lessor's power whatsoever; and failure of Lessor to do any of the foregoing shall not exonerate, release or discharge Guarantor from its absolute, unconditional and independent liability to Lessor hereunder, or (d) in the event that any

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

property of Guarantor is or may be hypothecated with property of Lessee as security for any of the Obligations, have such property of Lessee first applied to the discharge of such Obligations.

          2.5 Separate Action. Lessor may bring and prosecute a separate action against Guarantor to enforce Guarantor's liability hereunder, whether or not any action is brought against Lessee or any other person or entity and whether or not Lessee or such other person or entity is joined in such action or actions. Nothing shall prohibit Lessor from exercising its rights against Guarantor, Lessee, the security, if any, for the Obligations, and any other person or entity simultaneously, jointly and/or severally. Guarantor shall be bound by each and every ruling, order and judgment obtained by Lessor against Lessee in respect of the Obligations, whether or not Guarantor is a party to the action or proceeding in which such ruling, order or judgment is issued or rendered.

          2.6 No Exoneration. Guarantor shall not be discharged, released or exonerated, in any way, from its absolute, unconditional and independent liability hereunder, even though any rights or defenses which Guarantor may have against Lessee, Lessor or others may be destroyed, diminished or otherwise affected by any of the following:

               a) Any declaration by Lessor of a default in respect of any of the Obligations.

               b) The exercise by Lessor of any rights or remedies against Lessee or any other person or entity.

               c) The failure of Lessor to exercise any rights or remedies against Lessee or any other person or entity.

               d) The sale or enforcement of, or realization upon (through judicial foreclosure, seizure, power of sale or any other means) any security for any of the Obligations, even though (i) recourse may not thereafter be had against Lessee for any deficiency or (ii) Lessor fails to pursue any such recourse which might otherwise be available, whether by way of deficiency judgment following judicial foreclosure or otherwise.

          2.7 No Subrogation. Until all the Obligations have been performed in full, Guarantor shall have no right to subrogation, and Guarantor waives (a) any right pursuant to any law, rule, arrangement or relationship now or hereafter existing, or otherwise, to enforce any remedy which Lessor now has or may hereafter have against Lessee and (b) any benefit of, and any right to participate in, any security now or hereafter held by Lessor.

          2.8 No Discharge. Guarantor shall not be discharged, released or exonerated, in any way, from its absolute, unconditional and independent liability hereunder by the voluntary or involuntary participation by Lessee in any settlement or composition for the benefit of Lessee's creditors, either in liquidation, readjustment, receivership, bankruptcy or otherwise.

          2.9 Bankruptcy. Guarantor understands and acknowledges that by virtue of this Guaranty, it has specifically assumed any and all risks of a bankruptcy or reorganization case or proceeding with respect to Lessee. As an example and not by way of limitation, a subsequent modification of the Lease Documents in any reorganization case concerning Lessee shall not affect the obligation of Guarantor to discharge the Obligations in accordance herewith and with the original terms of the Lease Documents.

          2.10 Separate Actions Against Separate Guarantors. Lessor may bring and prosecute a separate action against separate, individual Guarantors to enforce any one or more Guarantors' liability hereunder, whether or not any action is brought against Lessee, any other Guarantor or any other person or entity and whether or not Lessee, any other Guarantor or any other person or entity is joined in such action or actions. Nothing shall prohibit Lessor from exercising its rights against any separate Guarantors, Lessee, the security, if any, for the Obligations, and any other person or entity simultaneously, jointly and/or severally. Each Guarantor shall be bound by each and every ruling, order and judgment obtained by Lessor against Lessee or any other Guarantor in respect of the obligations, whether or not such Guarantor is a party to the action or proceeding in which such ruling, order or judgment is issued or rendered.

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

          2.11 No Marshalling; Reinstatement. Guarantor consents and agrees that neither Lessor nor any person or entity acting for or on behalf of Lessor shall be under any obligation to marshall any assets in favor of Guarantor or against or in payment of any or all of the Obligations. Guarantor further agrees that, to the extent that Lessee or any other guarantor of all or any part of the Obligations makes a payment or payments to Lessor, or Lessor receives any proceeds of any security granted in respect of the Obligations, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to any person or entity, Guarantor, such other guarantor or any other person or entity, or their respective estates, trustees, receivers or any other party, including, without limitation, the Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the part of the Obligations that had been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction.

     3. Covenants of ITG and ITGPB. Neither ITG, ITGPB nor any of their respective subsidiaries shall:

          3.1 Directly or indirectly, by operation of law or otherwise, or merge with, consolidate with, or otherwise combine with, any sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation or other entity (any of the foregoing, a "Person");

          3.2 Create, incur, assume or permit to exist any Indebtedness (as defined below) other than (i) Indebtedness existing on the date hereof, (ii) Indebtedness incurred pursuant to the Lease, the Charter, that certain Master Lease Agreement (Empress II and Palm Beach Princess Gaming Equipment) ("Master Equipment Lease") of even date herewith between PDS Gaming Corporation, a Minnesota corporation, and ITG, that certain Bareboat Charter and Option to Purchase ("Princess Charter") of even date herewith among Cruise Holdings I, LLC, a Nevada limited liability company ("Cruise I"), MJQ and PBE, that certain Master Lease Agreement (Palm Beach Princess Vessel) ("Princess Master Lease") of even date herewith among Cruise I, MJQ and PBE, as supplemented by any lease schedules  set  forth  therein  and/or  for the sole  purposes  of  maintaining, expanding or enhancing ITG's and its affiliates' business of operating the Vessel and that certain Maritime Vessel named the Palm Beach Princess (Panama Patente Number : 8402937) (the "Operations") (collectively, "Permitted Indebtedness") or (iii) Indebtedness incurred by a subsidiary or affiliate of ITG or ITGPB for the purpose of acquiring, maintaining, expanding or enhancing any business;

          3.3 Create, incur, assume or permit to exist any obligation guaranteeing any Indebtedness, lease, dividend, or other obligation of any other Person in any manner (except for indorsement of items and instruments in process of collection), other than the guaranties existing on the date hereof or delivered in connection with the Lease Documents, the Master Equipment Lease, the Princess Charter and/or the Princess Master Lease, and other than the guaranties of Permitted Indebtedness;

          3.4 Amend, restate, supplement or otherwise modify that certain Maritime Office Complex Lease and Operating Agreement, dated April 26, 2002, between the Port of Palm Beach District and ITG, and that certain Amended and Restated Tax Sharing Agreement, to be entered into as of July 1, 2004 by ITB, ITG and ITGPB, among others, or any other agreement, instrument, document or obligation that is material to the operation of the business of any of ITG or ITGPB, which amendment, restatement, supplement or other modification materially adversely affects the rights held thereunder as of the date hereof by ITG or any of its affiliates;

          3.5 Make any Restricted Payment (as defined below), in violation of Lease Documents, the Master Equipment Lease, the Princess Charter and/or the Princess Master Lease;

          3.6 Make any change in accounting practices or policies applied in the preparation of the financial statements delivered by ITG as of the date of this Guaranty, except as required by GAAP; and

          3.7 Reject or avoid any of ITG's or ITGPB's obligations under the Lease Documents or that certain Bareboat Charter and Option to Purchase of even date herewith between Lessee and ITG in the event of the bankruptcy, liquidation or reorganization of Lessee or ITG or ITGPB.

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

     For purposes of this Guaranty, "Indebtedness" means (i) all indebtedness for borrowed money, (ii) that portion of obligations with respect to capital leases which is properly classified as a liability on a balance sheet in conformity with GAAP, (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money,
(iv) any obligation owed for all or any part of the deferred purchase price of assets, real or personal property or services which purchase price is (a) due more than six (6) months from the date of incurrence of the obligation in respect thereof, or (b) evidenced by a note or similar written instrument, and
(v) all indebtedness secured by any lien on any property or asset owned or held by ITG or ITGPB or any of their subsidiaries regardless of whether the indebtedness secured thereby shall have been assumed by such Person or is nonrecourse to the credit of such Person.

     For purposes of this Guaranty, "Restricted Payment" means (a) the declaration or payment of any dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets in respect of (i) any equity securities of ITG, ITGPB or any of their subsidiaries or (ii) any debt securities of ITG, ITGPB or any of their subsidiaries that are held by any affiliate of ITG, ITGPB or any of their subsidiaries (collectively, the "Securities"), (b) any payment on account of the purchase, redemption, defeasance, sinking fund or other retirement of the Securities or any other payment or distribution made in respect thereof, either directly or indirectly,
(c) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to the Securities, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment in respect thereof; (d) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire the Securities now or hereafter outstanding; (e) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of, any shares of the Securities or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission; (f) any payment, loan, contribution, or other transfer of funds or other property to any stockholder of ITG, ITGPB or any of their subsidiaries other than payment of compensation in the ordinary course to stockholders who are employees of ITG, ITGPB or any such subsidiary;
and (g) any payment of management fees or corporate or overhead charges (or other fees of a similar nature) by ITG, ITGPB or any of their subsidiaries to any stockholders of ITG, ITGPB or such subsidiary or any affiliate of any such stockholder.

     4. Subordination of Guarantor's Claims. Any indebtedness of Lessee now or hereafter held by Guarantor is hereby subordinated to the Obligations; and such indebtedness of Lessee to Guarantor, if any material default occurs under any of the Obligations and Lessor so requests from and after the material default, shall be collected, enforced and received by Guarantor as trustee for Lessor and be paid over to Lessor on account of the Obligations but without reducing or affecting in any manner the absolute, unconditional and independent liability of Guarantor under this Guaranty.

     5. Costs of Enforcement. Guarantor shall reimburse Lessor for all costs and expenses, including, without limitation, all attorneys' fees whether or not legal action be instituted, incurred or paid by Lessor in enforcing this Guaranty.

     6. Benefit. This Guaranty may be assigned or transferred in whole or in part by Lessor in connection with, and the benefit of this Guaranty shall automatically pass with, a transfer or assignment of the Equipment (or any portion thereof), other than at foreclosure or otherwise as a result of the exercise of any right or remedy, to any subsequent owner thereof, if the assignee or transferee is a permitted assignee under Section 17 of the Master Lease. All references to Lessor herein shall be deemed to include any successors or assignees or any subsequent owners of the Equipment (or any portion thereof) or any of them. This Guaranty is also made for the benefit of any person or entity claiming by, through or under Lessor, including without limitation PDS Funding 2004-A, LLC.

     7. Books and Records; Account Information. ITG and ITGPB shall keep adequate books and records with respect to its business activities in which proper entries, reflecting all financial transactions, are made in accordance with GAAP and on a basis consistent with the financial statements delivered by ITG and its affiliates as of the date of this Guaranty. On Wednesday of each week, ITG or ITGPB shall provide Lessor a statement regarding its operating account (ITG operating account number 2000011165039 and ITGPB operating account number 2000022044013), which statement shall include the account balance as of the Friday of the preceding week and a list of deposits to and disbursements from such account during such week.

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

     8. Notices. All notices and other communications, demands or payments required or permitted under this Guaranty shall be in writing, served personally on, or mailed by certified or registered United States mail to, the party to be charged with receipt thereof. Notices and other communications given by personal service shall be deemed given upon receipt and if served by mail shall be deemed given hereunder seventy-two (72) hours after deposit of such notice or communication in a United States post office as certified or registered mail with postage prepaid and duly addressed to the party to whom such notice or communication is to be given, to the applicable address set forth above. Any party may change its address for purposes of this Section 6 by giving to the party intended to be bound thereby, in the manner provided hereon, a written notice of such change.

     9. Successors. All of the terms and provisions of this Guaranty shall be binding upon, and inure to the benefit of, and be enforceable by, the respective heirs, representatives, successors and assigns of the parties hereto, whether so expressed or not. Nothing contained in this Guaranty shall be deemed to in any way alter or modify the terms and conditions of the Lease Documents.

     10. Entire Agreement. This Guaranty embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings related to the subject matter hereof.

     11. Headings. The headings in this Guaranty are for the purpose of reference only and shall not limit or otherwise affect the terms or provision hereof.

     12. Changes, Waivers, Etc. Neither this Guaranty not any term or provision thereof may be changed, waived, discharged or terminated except by an instrument in writing executed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     13.  Disclosure.  Guarantor  assumes  full  responsibility  for  being  and remaining informed of the financial condition of Lessee and all other circumstances bearing upon the risk of nonpayment or nonperformance of any of the Obligations, and Lessor shall have no duty to advise Guarantor of information known to Lessor regarding such condition or any such circumstances.

     14. Governing Law. The substantive and procedural laws of the State of Nevada shall govern the validity, construction, interpretation, performance and enforcement of this Guaranty and the parties agree to jurisdiction in Nevada without reference to its conflict of laws provisions regardless of the location of the Vessel. The parties also hereby agree that any action and/or proceeding in connection with this Guaranty shall only be brought in the venue of Clark County, Nevada.

                         [SIGNATURES ON FOLLOWING PAGE]

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     IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed as of the day and year first above written.


     "GUARANTOR"

     ITG VEGAS, INC., a Nevada corporation

     By:/S/Francis W. Murray
     Name: Francis W. Murray
     Its:  President



     INTERNATIONAL THOROUGHBRED BREEDERS, INC., a Delaware corporation

     By:/S/Francis W. Murray
     Name: Francis W. Murray
     Its:  President


     ITG PALM BEACH, LLC, a Delaware limited liability company

     By:   ITG Vegas Inc, Sole Member
     By:/s/Francis W. Murray
     Its:  President

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